Spear Alpha ETF
Schedule of Investments
March 31, 2024 (Unaudited)

COMMON STOCKS - 93.5%	Shares	Value
Applications Software - 6.9%
Confluent, Inc. - Class A(a)	115,223	$3,516,606
Gitlab, Inc. - Class A(a)	27,244	1,588,870
		5,105,476

Auto-Cars/Light Trucks - 3.7%
Rivian Automotive, Inc. - Class A(a)	251,594	2,754,954

Chemicals-Specialty - 3.6%
Albemarle Corp.	16,610	2,188,201
Arcadium Lithium PLC(a)(c)	106,059	457,114
		2,645,315

Coal - 2.5%
Teck Resources, Ltd. - Class B(c)	41,080	1,880,642

Computer Aided Design - 0.1%
ANSYS, Inc.(a)	169	58,670

Computer Data Security - 14.7%
Crowdstrike Holdings, Inc. - Class A(a)	10,887	3,490,263
Zscaler, Inc.(a)	38,259	7,369,832
		10,860,095

Computer Software - 22.9%
Cloudflare, Inc. - Class A(a)	30,849	2,987,109
Datadog, Inc. - Class A(a)	18,152	2,243,587
SentinelOne, Inc. - Class A(a)	274,740	6,404,189
Snowflake, Inc. - Class A(a)	32,543	5,258,949
		16,893,834

Diversified Manufacturing Operations - 0.3%
Parker-Hannifin Corp.	403	223,983

Electronic Components-Miscellaneous - 1.1%
nVent Electric PLC(c)	10,984	828,194

Electronic Components-Semiconductors - 23.2%
Advanced Micro Devices, Inc.(a)	32,344	5,837,769
Marvell Technology, Inc.	50,092	3,550,521
NVIDIA Corp.	8,624	7,792,300
		17,180,590
Enterprise Software/Services - 4.0%
HubSpot, Inc.(a)	4,771	2,989,318

Entertainment Software - 0.9%
Unity Software, Inc.(a)	25,454	679,622

Industrial Automation/Robotics - 0.0%(b)
Rockwell Automation, Inc.	5	1,457

Internet Application Software - 4.4%
Shopify, Inc. - Class A(a)(c)	41,014	3,165,051

Internet Security - 0.0%(b)
Palo Alto Networks, Inc.(a)	1	284

Metal-Copper - 4.1%
Freeport-McMoRan, Inc.	63,750	2,997,525

Metal-Diversified - 0.0%(b)
Rio Tinto PLC - ADR(c)	8	510

Networking Products - 1.1%
Arista Networks, Inc.(a)	2,775	804,695
TOTAL COMMON STOCKS (Cost $69,285,038)		69,070,215

SHORT-TERM INVESTMENTS - 6.6%
Money Market Funds - 6.6%
First American Government Obligations Fund - Class X, 5.23%(d)	4,863,363	4,863,363
TOTAL SHORT-TERM INVESTMENTS (Cost $4,863,363)		4,863,363

TOTAL INVESTMENTS - 100.1% (Cost $74,148,401)		$73,933,578
Liabilities in Excess of Other Assets - (0.1)%		(65,500)
TOTAL NET ASSETS - 100.0%		$73,868,078

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Foreign issued security.
(d)	The rate shown represents the seven-day yield as of March 31, 2024.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund's investments carried at fair value as of March 31, 2024:

Spear Alpha ETF
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	69,070,215	–	–	69,070,215
Money Market Funds	4,863,363	–	–	4,863,363
Total Assets	73,933,578	–	–	73,933,578

Refer to the Schedule of Investments for industry classifications.